UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

Baxalta Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-36782	47-1869689
(Commission File Number)	(IRS Employer Identification No.)

1200 Lakeside Drive, Bannockburn, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 940-2000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2016, the Company issued an earnings press release for the quarterly period ended March 31, 2016. The press release, including attachments, is furnished as Exhibit 99.1 to this report.

The press release and slide presentation, referenced below in Item 7.01, contain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures include “adjusted operating income,” “adjusted EBITDA,” “adjusted net income” and “adjusted diluted earnings per share”. Non-GAAP financial measures may provide a more complete understanding of the Company’s operations and may facilitate a fuller analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. The Company has presented “adjusted operating income,” which excludes interest and other expense and intangible asset amortization; and “adjusted EBITDA” which, in addition to the previous adjustments, also excludes depreciation expense. Additionally, the non-GAAP financial measures presented exclude the impact of certain special items, which are excluded because they are highly variable, difficult to predict, and of a size that may substantially impact the Company’s operations and can facilitate a fuller analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. Upfront and milestone payments related to collaborative arrangements that have been expensed as research and development (R&D) are uncertain and often result in a different payment and expense recognition pattern than internal R&D activities and therefore are typically excluded as special items. Intangible asset amortization is excluded to facilitate an evaluation of current and past operating performance, particularly in terms of cash returns, and is similar to how management internally assesses performance.

The Company’s management uses non-GAAP financial measures to evaluate the Company’s performance and provides them to investors as a supplement to the Company’s reported results, as they believe this information provides additional insight into the Company’s operating performance by disregarding certain nonrecurring items. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. In addition, these non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Item 7.01 Regulation FD Disclosure

On April 28, 2016, the Company also published a slide presentation in connection with its earnings release that discusses the Company’s performance during the quarterly period ended March 31, 2016. The slide presentation is furnished as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated April 28, 2016.

99.2	Slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2016

BAXALTA INCORPORATED

By:	/s/ Stephanie D. Miller
Stephanie D. Miller Senior Vice President, Associate General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release dated April 28, 2016.

99.2	Slide presentation.